                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                  -------------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                May 15, 1998
                                                       -------------------------


The Money Store Residential Trust 1998-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1998 providing for the issuance of The Money Store Residential Loan Certificates, Series 1998-I

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                       The Money Store/ Minnesota Inc.
                       The Money Store/ Kentucky Inc.
                       The Money Store/ D.C. Inc.
                       --------------------------

            (Exact name of registrant as specified in its charter)


New Jersey                                                       Applied For
----------                                                       -----------

State or other                 (Commission                   (IRS Employer
jurisdiction of                File Number)                      ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey 07083
---------------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                       (908) 686-2000
                                                           --------------

                                      n/a
---------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5                           Other Events


        Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the May 15, 1998 Remittance Date.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                               THE MONEY STORE INC.


                                               By: /s/ Harry Puglisi
                                               ---------------------------
                                                       Harry Puglisi
                                                         Treasurer




                   Dated:                  05/31/98

                                   Schedule A

                               List of Originators
                               -------------------

                            Residential Trust 1998-I
                            ------------------------


                         The Money Store/Minnesota Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/ Kentucky Inc.
                        The Money Store Home Equity Corp.
                                TMS Mortgage Inc.

                             SERVICER'S CERTIFICATE

  IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF AUGUST 31, 1997, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE RESIDENTIAL TRUST 1997-I FOR THE MAY 12, 1998 DETERMINATION DATE.



1. AGGREGATE AMOUNT RECEIVED                                     $7,121,901.43


  LESS: SERVICE FEE                                                  55,161.30
        CONTINGENCY FEE                                              55,161.30
        OTHER SERVICER FEES (Late Charges/Escrow)                    18,951.46
        UNREIMBURSED MONTHLY ADVANCES                                     0.00
                                                          --------------------

                                                                    129,274.06
  PLUS: MONTHLY ADVANCE - INCLUDING
        COMPENSATING INTEREST                                             0.00
        PRE-FUNDING ACCOUNT TRANSFER                                      0.00
        CAPITALIZED INTEREST ACCOUNT TRANSFER                             0.00
                                                          --------------------

                                                                          0.00
  AMOUNT WITHDRAWN FROM THE CERTIFICATE
  ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                 0.00

                                                          --------------------
  AVAILABLE REMITTANCE AMOUNT (I-2)                               6,992,627.37
                                                          ====================

2. (A) CLASS A-1 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                          84,197,367.49

   (B) CLASS A-2 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                          64,708,000.00

   (C) CLASS A-3 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                          49,602,000.00

   (D) CLASS M-1 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                          29,710,000.00

   (E) CLASS M-2 PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                          17,391,000.00

   (F) CLASS B PRINCIPAL BALANCE AS REPORTED
        IN PRIOR SERVICER'S CERTIFICATE                          23,913,000.00

3. PRINCIPAL DISTRIBUTION AMOUNTS:
   CLASS A-1                                                      5,468,586.17
   CLASS A-2                                                              0.00
   CLASS A-3                                                              0.00
   CLASS M-1                                                              0.00
   CLASS M-2                                                              0.00
   CLASS B                                                                0.00

   TOTAL PRINCIPAL DISTRIBUTION AMOUNT:                           5,468,586.17



                                                             Series Resid 1997-I



4.(A) CLASS A INTEREST SHORTFALL CARRYFORWARD AMOUNT                                       0.00
      CLASS M INTEREST SHORTFALL CARRYFORWARD AMOUNT                                       0.00
      CLASS B INTEREST SHORTFALL CARRYFORWARD AMOUNT                                       0.00
      AGGREGATE INTEREST SHORTFALL CARRYFORWARD AMOUNT                                     0.00

  (B) CLASS A REALIZED LOSS AMOUNT                                                         0.00
      CLASS M REALIZED LOSS AMOUNT                                                         0.00
      CLASS B REALIZED LOSS AMOUNT                                                         0.00
      AGGREGATE REALIZED LOSS AMOUNT                                                       0.00

5. AVAILABLE MAXIMUM SUBORDINATION AMOUNT                                          7,604,173.00

6. PRINCIPAL PREPAYMENT RECEIVED DURING
   THE DUE PERIOD
   AMOUNT                                                                          2,760,315.10
   # OF LOANS                                                                               271

7. AMOUNT OF CURTAILMENTS RECEIVED DURING
   THE DUE PERIOD                                                                    438,798.50

8. AMOUNT OF EXCESS AND MONTHLY PAYMENTS
   IN RESPECT OF PRINCIPAL RECEIVED DURING
   THE DUE PERIOD                                                                    812,507.95

9. AMOUNT OF INTEREST RECEIVED                                                     3,086,895.48

10. (A) AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
        THE DETERMINATION DATE
        MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
        ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                          0.00

    (B) AMOUNT OF COMPENSATING INTEREST                                                  133.10

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT L)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                                    92,813.33

13. CLASS A-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                           450,455.92
     (B) PRINCIPAL DISTRIBUTION AMOUNT                        5,468,586.17
     (C) CARRY FORWARD AMOUNT                                         0.00
     (D) MONTHLY ADVANCE                                              0.00

     TOTAL CLASS A-1 REMITTANCE AMOUNT                                             5,919,042.09

    CLASS A-2 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                           349,423.20
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                0.00
     (C) CARRY FORWARD AMOUNT                                         0.00
     (D) MONTHLY ADVANCE                                              0.00

     TOTAL CLASS A-2 REMITTANCE AMOUNT                                               349,423.20

    CLASS A-3 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                           276,117.80
     (B) PRINCIPAL DISTRIBUTION AMOUNT                                0.00
     (C) CARRY FORWARD AMOUNT                                         0.00
     (D) MONTHLY ADVANCE                                              0.00

     TOTAL CLASS A-3 REMITTANCE AMOUNT                                               276,117.80


                                                             Series Resid 1997-I

   CLASS A REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT          1,075,996.92
    (B) PRINCIPAL DISTRIBUTION AMOUNT         5,468,586.17
    (C) CARRY FORWARD AMOUNT                          0.00
    (D) MONTHLY ADVANCE                               0.00

    TOTAL CLASS A REMITTANCE AMOUNT                               6,544,583.09

   CLASS M-1 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT            175,412.79
    (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
    (C) CARRY FORWARD AMOUNT                          0.00
    (D) MONTHLY ADVANCE                               0.00

    TOTAL CLASS M-1 REMITTANCE AMOUNT                               175,412.79

   CLASS M-2 REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT            109,200.99
    (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
    (C) CARRY FORWARD AMOUNT                          0.00
    (D) MONTHLY ADVANCE                               0.00

    TOTAL CLASS M-2 REMITTANCE AMOUNT                               109,200.99

   CLASS M REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT            284,613.78
    (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
    (C) CARRY FORWARD AMOUNT                          0.00
    (D) MONTHLY ADVANCE                               0.00

    TOTAL CLASS M REMITTANCE AMOUNT                                 284,613.78

   CLASS B REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT            149,954.44
    (B) PRINCIPAL DISTRIBUTION AMOUNT                 0.00
    (C) CARRY FORWARD AMOUNT                          0.00
    (D) MONTHLY ADVANCE                               0.00

    TOTAL CLASS B REMITTANCE AMOUNT                                 149,954.44

AGGREGATE REMITTANCE AMOUNT:
    (A) CURRENT INTEREST REQUIREMENT          1,510,565.13
    (B) PRINCIPAL DISTRIBUTION AMOUNT         5,468,586.17
    (C) CARRY FORWARD AMOUNT                          0.00
    (D) MONTHLY ADVANCE                               0.00

    TOTAL REMITTANCE AMOUNT                                       6,979,151.30

14. (A) REIMBURSABLE AMOUNT (I-22)                                        0.00
    (B) GP REMITTANCE AMOUNT PAYABLE                                      0.00


15. (A) CLASS A-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                       78,728,781.32




                                                             Series Resid 1997-I

    (B) CLASS A-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                           64,708,000.00

    (C) CLASS A-3 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                           49,602,000.00

    (D) CLASS M-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                           29,710,000.00

    (E) CLASS M-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTIONS TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                           17,391,000.00

    (F) CLASS B PRINCIPAL BALANCE AFTER
        DISTRIBUTIONS TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                           23,913,000.00

    (G) TOTAL POOL PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                                                                          264,052,781.32

16. TRIGGER EVENT CALCULATION                                                                                    TRIGGER ACTIVATED

THE TRIGGER EVENT WILL BE IN EFFECT IF EITHER

    (1) (i) EXCEEDS 50% OF (ii)
        (i) SIXTY-DAY DELINQUENCY RATIO                                                     3.65%
        (ii) CLASS A CREDIT ENHANCEMENT PERCENTAGE                                         26.05%      14.02%          NO

    (2) BOTH (A) AND (B)

        (A)EITHER (X) OR (Y)
           (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
               EXCEEDS 9%           OR                                                      2.64%
           (Y) THE CUMULATIVE REALIZED LOSSES EXCEEDS $3913056.00                      545,404.06      NO

        (B)EITHER (X) OR (Y)
           (X) THE WEIGHTED AVERAGE FIVE-MONTH SIXTY-DAY DELINQUENCY RATIO
               EXCEEDS 15%           OR                                                     2.64%
           (Y) THE CUMULATIVE REALIZED LOSSES EXCEED $13043520                         545,404.06      NO              NO

    (3) (i) IS GREATER THAN 75% OF (ii)

        (i) PRIOR CLASS A & CLASS M PRINCIPAL BALANCES                             245,608,367.49
        (ii)PRINCIPAL BALANCE AS OF THE END OF THE SECOND PRECEDING DUE PERIOD     268,426,347.94      91.50%         YES

                                                                                                               --------------------
             IF EITHER (1), (2) OR (3) = "YES", THEN THE TRIGGER EVENT IS ON EFFECT                                   YES
                                                                                                               ====================

                                                                                                                 Series Resid 1997-I

17. CUMULATIVE REALIZED LOSSES                                                     545,404.06

18. AMOUNT BY WHICH THE FORMULA DISTRIBUTION AMOUNT
    EXCEEDS THE CLASS DISTRIBUTION AMOUNT                                                0.00

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                    55,161.30

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                  55,161.30

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                     13,476.07

    (D) FHA PREMIUM ACCOUNT                                                          4,453.72

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

      (A) SECTION 5.04 (b)                                                               0.00
      (B) SECTION 5.04 (c)                                                               0.00
      (C) SECTION 5.04 (d)(ii)                                                           0.00
      (D) SECTION 5.04 (e)                                                               0.00
      (E) SECTION 5.04 (f)(i)                                                      110,322.60

21. CLASS A-1 POOL FACTOR (I-5):
    CURRENT CLASS A-1 PRINCIPAL BALANCE                           78,728,781.32    0.68653233
    ORIGINAL CLASS A-1 PRINCIPAL BALANCE                         114,676,000.00

    CLASS A-2 POOL FACTOR (I-5):
    CURRENT CLASS A-2 PRINCIPAL BALANCE                           64,708,000.00    1.00000000
    ORIGINAL CLASS A-2 PRINCIPAL BALANCE                          64,708,000.00

    CLASS A-3 POOL FACTOR (I-5):
    CURRENT CLASS A-3 PRINCIPAL BALANCE                           49,602,000.00    1.00000000
    ORIGINAL CLASS A-3 PRINCIPAL BALANCE                          49,602,000.00

    CLASS M-1 POOL FACTOR (I-5):
    CURRENT CLASS M-1 PRINCIPAL BALANCE                           29,710,000.00    1.00000000
    ORIGINAL CLASS M-1 PRINCIPAL BALANCE                          29,710,000.00

    CLASS M-2 POOL FACTOR (I-5):
    CURRENT CLASS M-2 PRINCIPAL BALANCE                           17,391,000.00    1.00000000
    ORIGINAL CLASS M-2 PRINCIPAL BALANCE                          17,391,000.00

    CLASS B POOL FACTOR (I-5):
    CURRENT CLASS B-1 PRINCIPAL BALANCE                           23,913,000.00    1.00000000
    ORIGINAL CLASS B-2 PRINCIPAL BALANCE                          23,913,000.00

    POOL FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                               264,052,781.32    0.88017594
    ORIGINAL POOL PRINCIPAL BALANCE                              300,000,000.00



                                                             Series Resid 1997-I

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                               13.984%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                                 15.534%

    (C) WEIGHTED AVERAGE CLASS A-1, CLASS A-2
        CLASS A-3, CLASS M-1, CLASS M-2 AND CLASS B
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                                 6.792%

                                                                            --------------------------------------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                             02/28/98       03/31/98                   04/30/98
                                                                            --------------------------------------------------------
                                                                                 13.994%        13.988%                    13.984%

23. (A) SENIOR PERCENTAGE                                                                                     100.00%

    (B) CLASS B PERCENTAGE                                                                                      0.00%

24. (A) SPREAD AMOUNT                                                                                    4,373,566.62

    (B) SPECIFIED SUBORDINATED AMOUNT                                                                   22,200,000.00

25. (A) CLASS A APPLIED REALIZED LOSS AMOUNT                                                                     0.00
        CLASS M APPLIED REALIZED LOSS AMOUNT                                                                     0.00
        CLASS B APPLIED REALIZED LOSS AMOUNT                                                                     0.00

    (B) UNPAID CLASS A REALIZED LOSS AMOUNT                                                                      0.00
        UNPAID CLASS M REALIZED LOSS AMOUNT                                                                      0.00
        UNPAID CLASS B REALIZED LOSS AMOUNT                                                                      0.00

26. ACCELERATED PRINCIPAL AMOUNT FOR THE CURRENT REMITTANCE DATE                                         1,456,964.62

27. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                                                   4,453.72
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                                      9,834.38

28. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
    RECEIVED DURING THE MONTH                                                                                    0.00

29. THE RESERVE AMOUNT FOR THE DUE PERIOD                                                               30,000,000.00

30. CLAIMS FILED DURING THE DUE PERIOD                                                                     133,369.37

31. CLAIMS PAID DURING THE PERIOD                                                                                0.00

32. CLAIMS DENIED BY FHA DURING THE PERIOD                                                                       0.00

33. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                                    295,161.70

34. OTHER INFORMATION                                                                                             N/A


                                                             Series Resid 1997-I

                                    EXHIBIT O
             REMIC DELINQUENCIES AS OF -APRIL 30, 1998

RESIDENTIAL    OUTSTANDING        #
TRUST          DOLLARS            ACCOUNTS   RANGES          AMOUNT             NO        PCT
1997-I           $264,321,913.06   19,384    1 TO 29 DAYS    31,966,166.11       2,681     12.09%
                                             30 TO 59 DAYS    3,707,925.02         388      1.40%
                                             60 TO 89 DAYS    2,963,984.41         220      1.12%
                                             90 AND OVER      6,669,067.04         662      2.52%

                                             FORECLOSURE         21,832.07           5      0.01%
                                             REO PROPERTY             0.00           0      0.00%


                                             TOTALS         $45,328,974.65       3,956     17.15%
                                                          =======================================


                                                             Series Resid 1997-I

RESIDENTIAL TRUST 1997-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.



SUBCLAUSE          CLASS A-1       CLASS A-2       CLASS A-3        CLASS M-1
------------------------------------------------------------------------------

(ii)                  887.22        1,047.06        1,792.30           896.91

(vi)                   29.09            0.00            0.00             0.00

(vii)                   4.62            0.00            0.00             0.00

(viii)                  8.56            0.00            0.00             0.00


(xiii)     (a)          4.75            5.65            9.98             5.30
           (b)         57.62            0.00            0.00             0.00
           (c)          0.00            0.00            0.00             0.00
           (d)          0.00            0.00            0.00             0.00


(xv)                  829.60        1,047.06        1,792.30           896.91


(xxxv)                  0.00            0.00            0.00             0.00



SUBCLAUSE                          CLASS M-2                          CLASS B
-------------                   ------------                      -----------

(ii)                                  927.52                         1,739.13

(vi)                                    0.00                             0.00

(vii)                                   0.00                             0.00

(viii)                                  0.00                             0.00


(xiii)     (a)                          5.82                            10.91
           (b)                          0.00                             0.00
           (c)                          0.00                             0.00
           (d)                          0.00                             0.00


(xv)                                  927.52                         1,739.13


(xxxv)                                  0.00                             0.00



                                                             Series Resid 1997-I